Note 13 - Other Operating Income and Expense	12 Months Ended
Mar. 31, 2023
Notes to Financial Statements
Other Operating Income and Expense [Text Block]

13. Other Operating Income and Expense

The Company had net other operating income of $1.7 million in fiscal year 2023, which was driven primarily by gains on the sale of the Company’s western trucking fleet and an aircraft, along with a favorable true-up of the supplemental early retirement plan accrual. This other operating income was partially offset by a write down of idle equipment to estimated selling price, less commission, as the assets met the criteria to be classified as held for sale.

The Company had net other operating expense of $1.2 million in fiscal year 2022, which was driven by charges for supplemental early retirement plans and to maintain non-operating facilities classified as held for sale. These charges were partially offset by a net gain on the sale of assets and a gain from debt forgiveness on an economic development loan.

The Company had net other operating income of $29.0 million in fiscal year 2021, which was primarily comprised of a net gain on the sale of assets, due largely to the gain realized upon the divestiture of the Company’s prepared foods business. The gain was partially offset by charges to maintain non-operational plants acquired in the Midwest, a charge for a supplemental early retirement plan, and a charge for severance.